BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 3219

P.A. No. 3219                                                           BFE1
PA_Supp_Ex_BFE1 Rev.: 4/10/07
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.           Supplier Selection.

Customer will select and notify Boeing of the suppliers of the following items by the following dates:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.           Certification Document.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.Import

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 3219BFE1-
PA_Supp_Ex_BFE1
BOEING PROPRIETARY

4.           Delivery Dates and Other Information

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item                                                              Preliminary On-Dock Dates

Premium Class (PC) Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Lifevests[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(As specified in Option Number ____________)

Galley Meal Carts[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(As specified in Option Number ____________)

P.A. No. 3219BFE1-
PA_Supp_Ex_BFE1
BOEING PROPRIETARY